                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [  ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                      THE HYPERION TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transactions applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                      THE HYPERION TOTAL RETURN FUND, INC.
         One Liberty Plaza, 36th floor, o New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               February 10, 2003
To the Stockholders:

         The Annual Meeting of Stockholders of The Hyperion Total Return Fund, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on April 15, 2003, at 10:30 a.m., for the following purposes:

                  1.       To elect directors (Proposal 1).

                  2. To approve a new Investment Sub-Advisory Agreement between Hyperion Capital Management, Inc. and Seix Investment Advisors, Inc. (Proposal 2).

                  3.       To ratify or reject the selection of
                           PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending November 30, 2003 (Proposal 3).

                  4. To transact any other business that may properly come before the meeting.

         The close of business on January 20, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                           By Order of the Board of Directors,

                                           Joseph Tropeano
                                           Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                            Valid Signature

Corporate Accounts

         (1) ABC Corp.                             ABC Corp.
         (2) ABC Corp.                             John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer     John Doe
         (4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

Trust Accounts

         (1) ABC Trust                             John B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/28/78   Jane B. Doe

Custodial or Estate Accounts

         (1) John B. Smith, Cust.                  John B. Smith
             f/b/o John B. Smith, Jr.
             UGMA
         (2) John B. Smith                         John B. Smith, Jr., Executor

                      THE HYPERION TOTAL RETURN FUND, INC.
          One Liberty Plaza, 36th floor o New York, New York 10006-1404

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Hyperion Total Return Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 10:30 a.m. on April 15, 2003 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about February 10, 2003. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the one nominee for Class I director, FOR the approval of the new Investment Sub-Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending November 30, 2003. The close of business on January 20, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" any proposal requiring approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal 2). On the record date there were 30,595,470 shares outstanding.

                                  ANNUAL REPORT

         The Fund will furnish, without charge, a copy of the annual report to any shareholder upon request. Shareholders should contact the Fund at 1-800-497-3746 or write the Fund at Attn: Shareholder Services, The Hyperion Total Return Fund, Inc., One Liberty Plaza, 36th floor, New York, New York 10006-1404.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2003; Class II, 2004; and Class III, 2005. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The term of Robert F. Birch, the member of Class I, currently serving on the Board of Directors, expires at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Birch. The nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         As described above, there is one nominee for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominee currently proposed to serve on the Board of Directors.

Information Concerning Nominees/Directors

         The following tables provide information concerning each of the five members and nominee of the Board of Directors of the Fund. The nominee is listed first in the tables under the Class I directors.

                           Position(s) Held with                                                               Number of
                           Fund and Term of Office        Principal Occupation(s)                              Portfolios in Fund
Name, Address              and Length of Time             During Past 5 Years and                              Complex Overseen
and Age                    Served                         Other Directorships Held by Director                 by Director
---------------------------------------------------------------------------------------------------------------------------------

Class I Nominee/Director to serve until 2006 Annual Meeting of Stockholders:

Disinterested Director

Robert F. Birch            Director, Member of the        Chairman and President, New America High                 3
c/o One Liberty            Audit Committee, Member of     Income Fund (1992-Present); Chairman of the
Plaza, 36th floor,         Nominating and Compensation    Board and Co-Founder, The China Business
New York, New York         Committees, Member of          Group, Inc. (1996-Present); Director of
10006-1404                 Executive Committee            Brandywine Funds (2) (2001-Present).

Age 66                     Elected for Three Year         Formerly, Director and Strategic Planning
                           Term/Director since December   Consultant, Dewe Rogerson, Ltd. (1994-1998)
                           1998

         The terms of the Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.



                                                                                                               Number of
                           Position(s) Held with          Principal Occupation(s)                              Portfolios in Fund
Name, Address              Fund and Term of Office        During Past 5 Years and                              Complex Overseen
and Age                    and Length of Time Served      Other Directorships Held by Director                 by Director
---------------------------------------------------------------------------------------------------------------------------------

Class II Director to serve until 2004 Annual Meeting of Stockholders:

Disinterested Director

Rodman L. Drake            Director, Member of the        Director and/or Trustee of several investment            3
c/o One Liberty Plaza,     Audit Committee,               companies (3) advised by Hyperion Capital
36th floor, New York,      Chairman of Nominating         Management, Inc. (1989-Present); Co-founder,
New York 10006-1404        and Compensation               Baringo Capital LLC (2002-Present); Director,
                           Committees                     Animal Medical Center (2002-Present);
Age 60                                                    Director, Hotelevision, Inc. (1999-Present);
                           Elected for Three Year         Chairman, Metro Cash Card International
                           Term/Director since July       (1999-Present). Director, Parsons
                           1989                           Brinckerhoff, Inc. (1995-Present); Director,
                                                          Absolute Quality Inc. (2000-Present);
                                                          Trustee of Excelsior Funds (3)
                                                          (1994-Present).

                                                          Formerly, President, Continuation Investments
                                                          Group Inc. (1997-2001); Director, Alliance
                                                          Group Services, Inc.  (1998-2001).

                                                                                                               Number of
                           Position(s) Held with          Principal Occupation(s)                              Portfolios in Fund
Name, Address              Fund and Term of Office        During Past 5 Years and                              Complex Overseen
and Age                    and Length of Time Served      Other Directorships Held by Director                 by Director
---------------------------------------------------------------------------------------------------------------------------------

Class II Director to serve until 2004 Annual Meeting of Stockholders:

Disinterested Director

Harry E. Petersen, Jr.     Director, Member of the        Director and/or Trustee of several investment            3
c/o One Liberty Plaza,     Audit Committee, Member        companies (3) advised by Hyperion Capital
36th floor, New York,      of Compensation and            Management, Inc. or by its affiliates
New York 10006-1404        Nominating Committees,         (1992-Present).
                           Member of Executive
Age 78                     Committee                      Formerly, Senior Consultant to Cornerstone
                                                          Equity Advisors, Inc. (1998-2001); Senior
                           Elected for Three Year         Consultant to Potomac Babson Inc. (1995-1998).
                           Term/Director since
                           October 1993

Class III Director to serve until 2005 Annual Meeting of Stockholders:

Interested Director

Lewis S. Ranieri*          Director, Member of the        Chairman and Chief Executive Officer of                   3
c/o One Liberty Plaza,     Executive Committee            Ranieri & Co., Inc. (since 1988); President of
36th floor, New York,                                     LSR Hyperion Corp., a general partner of the
New York 10006-1404        Elected for Three Year         limited partnership that is the general
                           Term/Director since            partner of Hyperion Partners L.P. ("Hyperion
Age 56                     June 1989                      Partners") (since 1988); Director and Chairman
                                                          of the Board of Hyperion Capital Management,
                           Chairman/Elected               Inc. (since June 2002); Director and President
                           annually since June 2002       of Hyperion Funding II Corp., the general
                                                          partner of the limited partnership that is the
                                                          general partner of Hyperion Partners II, L.P.
                                                          (Hyperion Partners II) (since 2002); Chairman
                                                          and President of various other direct and
                                                          indirect subsidiaries of Hyperion Partners
                                                          (since 1989) and Hyperion Partners II (since
                                                          1995); Chairman of the Board (1989-December 1998
                                                          and June 2002 through present) and/or Director
                                                          (since 1989) of several investment companies (3)
                                                          advised by Hyperion Capital Management, Inc. or
                                                          by its affiliates.

                                                          Formerly, Director and Vice Chairman of the
                                                          Board of Hyperion Capital Management, Inc.
                                                          (from November 1998 through June 2002);
                                                          Director and Chairman of the Board of Hyperion
                                                          Capital Management, Inc. (1989-November 1998);
                                                          Director and Chairman of Bank United Corp.,
                                                          and Director of Bank United (1988-2001);
                                                          Director of Lend Lease Hyperion Mortgage
                                                          Opportunity Fund, Inc. (formerly, Equitable
                                                          Real Estate Hyperion Mortgage Opportunity
                                                          Fund, Inc.) and Lend Lease Hyperion High Yield
                                                          Commercial Mortgage Fund, Inc. (formerly,
                                                          Equitable Real Estate Hyperion High Yield
                                                          Commercial Mortgage Fund, Inc.) (1995-1999).

--------------------------
* Mr. Ranieri is an "interested person" as defined in the 1940 Act, because of his affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

                           Position(s) Held with                                                               Number of
                           Fund and Term of Office        Principal Occupation(s)                              Portfolios in Fund
Name, Address              and Length of Time             During Past 5 Years and                              Complex Overseen
and Age                    Served                         Other Directorships Held by Director                 by Director
---------------------------------------------------------------------------------------------------------------------------------

Class III Director to serve until 2005 Annual Meeting of Stockholders:

Disinterested Director

Leo M. Walsh, Jr.          Director, Chairman of          Director and/or Trustee of several investment            3
c/o One Liberty Plaza,     the Audit Committee,           companies (3) advised by Hyperion Capital
36th floor,                Member of Nominating and       Management, Inc. or by its affiliates
New York, New York         Compensation Committees        (1989-Present); Financial Consultant for
10006-1404                                                Medco Health Solutions Inc. (formerly
                           Elected for Three Year         Merck-Medco Managed Care LLC) (1994-Present);
Age 70                     Term/Director since June       Director of Lend Lease Hyperion Mortgage
                           1989                           Opportunity Fund, Inc. (formerly, Equitable
                                                          Real Estate Hyperion Mortgage Opportunity
                                                          Fund, Inc.) and Lend Lease Hyperion High
                                                          Yield CMBS Fund, Inc. (formerly, Equitable
                                                          Real Estate Hyperion High Yield Commercial
                                                          Mortgage Fund, Inc.) (1999-Present).

Officers of the Fund

         The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected six officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2002 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc. (the "Advisor"). The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:

Name, Address                  Position(s) Held       Term of Office and      Principal Occupation(s)
and Age                        with Fund              Length of Time Served   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Lewis S. Ranieri*              Chairman               Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza,                                Since June 2002         Directors."
36th floor,
New York, New York
10006-1404
Age 56

Name, Address                  Position(s) Held       Term of Office and      Principal Occupation(s)
and Age                        with Fund              Length of Time Served   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Clifford E. Lai*               President              Elected Annually        President (since November 1998) of
c/o One Liberty Plaza,                                Since April 1993        Hyperion Capital Management, Inc.
36th floor,                                                                   (March 1993-Present); President (since
New York, New York                                                            June 1997) of Hyperion 2005 Investment
10006-1404                                                                    Grade Opportunity Term Trust, Inc.
                                                                              (Senior Vice President from April 1993
Age 48                                                                        to June 1997); President (since June
                                                                              2002) of The Hyperion Strategic Mortgage
                                                                              Income Fund, Inc.; Director and Chairman
                                                                              of the Board of the Lend lease Hyperion
                                                                              High-Yield CMBS Fund, Inc. (since
                                                                              October 2000); Senior Vice President of
                                                                              the Lend Lease Hyperion High-Yield
                                                                              Commercial Mortgage Fund, Inc. (November
                                                                              1998-December 1999); Senior Vice
                                                                              President of the Equitable Real Estate
                                                                              Hyperion High-Yield Commercial Mortgage
                                                                              Fund, Inc. (September 1995-November
                                                                              1998).

John Dolan*                    Vice President         Elected Annually        Chief Investment Strategist
c/o One Liberty Plaza,                                Since March 1998        (1998-Present) and Chief Investment
36th floor,                                                                   Officer (since 2002) of Hyperion Capital
New York, New York                                                            Management, Inc.
10006-1404

Age 49

Patricia A. Sloan*             Vice President         Elected Annually        Consultant of Ranieri & Co., Inc.
c/o One Liberty Plaza                                 Since June 2002         (2000-Present).  Formerly, Secretary,
36th floor,                                                                   Director and/or Trustee of several
New York New York                                                             investment companies (3) advised by
10006-1404                                                                    Hyperion Capital management, Inc. or by
                                                                              its affiliates (1989-2002).
Age 59



Name, Address                  Position(s) Held       Term of Office and      Principal Occupation(s)
and Age                        with Fund              Length of Time Served   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Joseph Tropeano*               Secretary              Elected Annually        Director and Compliance Officer,
c/o One Liberty Plaza,                                Since June 2002         Hyperion Capital Management, Inc.
36th floor,                                                                   (1993-Present); Secretary and Compliance
New York, New York                                                            Officer of several investment companies
10006-1404                                                                    (3) advised by Hyperion Capital
                                                                              Management, Inc. (1994-Present);
Age 40                                                                        Secretary and Compliance Officer, Lend
                                                                              Lease Hyperion Capital Advisors, LLC
                                                                              (1995-Present); Secretary and Compliance
                                                                              Officer of Lend Lease Hyperion
                                                                              High-Yield CMBS Fund, Inc.
                                                                              (1998-Present).

                                                                              Formerly, Assistant Secretary and
                                                                              Compliance Officer, AIG Hyperion Inc.
                                                                              (1994-2002); Vice President and
                                                                              Compliance Officer, Hyperion
                                                                              Distributors, Inc. (1994-1998).

Thomas F. Doodian*             Treasurer              Elected Annually        Managing Director, Chief Operating
c/o One Liberty Plaza,                                Since February 1998     Officer (1998-Present) and Director of
36th floor,                                                                   Finance and Operations, Hyperion Capital
New York, New York                                                            Management, Inc. (July 1995-Present).
10006-1404                                                                    Treasurer of several investment
                                                                              companies (3) advised by Hyperion
Age 43                                                                        Capital Management, Inc. (February 1998-
                                                                              Present).


Fund Shares owned by Directors and Officers

         Each Director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and as a group, the Directors and officers of the Fund own beneficially less than 1% of the Fund.

         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all funds overseen by each Director in the Fund Complex as of November 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                                       Aggregate Dollar Range of Equity Securities in
                                         Dollar Range of Equity        All Funds Overseen by Director or Nominee in
         Name of Director                Securities in the Fund        Family of Investment Companies
         ---------------------------------------------------------------------------------------------------------------
         Lewis Ranieri                   None                          $50,001-$100,000
         Leo M. Walsh, Jr.               $50,001-$100,000              Over $100,000
         Rodman L. Drake                 $10,001-$50,000               $10,001-$50,000
         Harry E. Petersen, Jr.          $1-$10,000                    $1-$10,000
         Robert F. Birch                 $50,001-$100,000              $50,001-$100,000

Principal Holders

         To the best of the Fund's knowledge, as of January 20, 2003, no person owned beneficially more than 5% of the Fund's outstanding shares.

Interested Persons

         Mr. Ranieri serves as a Director and Chairman of the Board of the Advisor. As a result of his service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Mr. Ranieri to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Board of Directors' Meetings

         The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Birch, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee, that was previously filed with the Securities and Exchange Commission ("SEC") in 2001. The Report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met five times, and the Audit Committee met two times. Except for Mr. Drake, who attended one Audit Committee meeting, all of the members of the Audit Committee attended the Audit Committee meetings, and all of the Directors attended at least 75% of the aggregate Board meetings and Audit Committee meetings. The Fund has a Nominating and a Compensation Committee. The Nominating and Compensation Committees presently consist of Messrs. Drake, Birch, Petersen and Walsh. There was one Nominating Committee meeting and one Compensation Committee meeting in 2002. The function of the Nominating Committee is to recommend candidates for election to the Board as independent directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors. The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch, Petersen and Ranieri. The function of the Executive Committee is to approve dividends for the Fund when the full Board of Directors can not meet. The Executive Committee did not meet during 2002.

Report of the Audit Commitee

         On January 15, 2003, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the year ended November 30, 2002. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the Investment Company Act of 1940, as amended and Rule 30d-1 thereunder for the year ended November 30, 2002.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch- Audit Committee Member

Compensation of Directors and Executive Officers

         No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $10,000 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting. The following table sets forth information concerning the compensation received by directors for the twelve month period ended November 30, 2002.

                                Directors' Compensation                Total Directors' Compensation
                                from the Fund                          from the Fund and the Fund Complex*
--------------------------------------------------------------------------------------------------------------------
Robert F. Birch                 $10,869                                $39,607
Rodman L. Drake                 $7,250                                 $28,750
Harry E. Petersen, Jr.          $10,375                                $38,125
Leo M. Walsh, Jr.               $10,375                                $38,125

-----------------
*Total number of registered investment companies in fund complex is currently three (The Hyperion Total Return Fund, Inc., Hyperion Strategic Mortage Income Fund, Inc. and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.). From June 2002 to December 2002, there were four funds in the complex, including the Hyperion 2002 Term Trust, Inc. which closed in December 2002.

Compliance With Section 16 Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended November 30, 2002, all filing requirements applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with.

Required Vote

         Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

          PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

         The Advisor serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Advisor dated June 4, 2002 (the "Investment Advisory Agreement"). Pursuant to a sub-advisory agreement of the same date, the Advisor has engaged Pacholder Associates, Inc. ("Pacholder") to provide sub-investment advisory services (the "Investment Sub-Advisory Agreement") for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations (the "Portfolio"). By its terms, the Investment Sub-Advisory Agreement will terminate automatically in the event of an assignment by Pacholder. A change of control of Pacholder is considered an assignment pursuant to the 1940 Act.

         At its meeting held on January 15, 2003, the Board was presented with information concerning a change of control of Pacholder, which is scheduled to occur on or about February 15, 2002. In anticipation of Pacholder's change of control and automatic termination of the Investment Sub-Advisory Agreement, the Board, including a majority of the Directors that are not interested persons, determined that it is in the best interests of the Fund and its stockholders for the Advisor (1) to terminate the current Investment Sub-Advisory Agreement effective February 15, 2003, (2) to enter into an Interim Investment Sub-Advisory Agreement (the "Interim Agreement") with Seix Investment Advisors, Inc. ("Seix") effective February 15, 2003, and (3) to enter into a new Investment Sub-Advisory Agreement (the "New Sub-Advisory Agreement") with Seix. The Interim Agreement will terminate automatically on the earlier of 150 days from its effective date or the date on which the Fund's stockholders approve the New Sub-Advisory Agreement. The same fee (0.35% per annum of the Portfolio's average weekly net assets on an annualized basis) paid under the current Investment Sub-Advisory Agreement will be paid by the Advisor to Seix under the Interim Agreement.

         As explained in more detail below, stockholders are being asked to approve the New Sub-Advisory Agreement between the Advisor and Seix. The New Sub-Advisory Agreement will contain terms substantially the same as those in the Investment Sub-Advisory Agreement and the Interim Agreement, except that under the New Sub-Advisory Agreement, Seix will receive a fee of 0.50% per annum of the Portfolio's average weekly net assets on an annualized basis.

Seix

         Seix, a registered investment advisor, is a Delaware corporation, organized in July 1992, and currently manages approximately $12.2 billion of fixed income assets. The business address of Seix is 300 Tice Blvd., Woodcliff Lake, NJ 07677. Seix is employee owned and controlled and has no affiliates. If the New Sub-Advisory Agreement is approved, Christina Seix and Michael McEachern will serve as portfolio managers of the Portfolio.

         The following are the principal executive officers and Directors of Seix, along with their addresses and principal occupations:

Name                          Address                                      Principal Occupation
----                          -------                                      --------------------
Christina Seix                300 Tice Blvd., Woodcliff Lake, NJ           Chairman, Chief Investment Officer and
                                                                           Director

John Talty                    300 Tice Blvd., Woodcliff Lake, NJ           President, Senior Portfolio Manager and
                                                                           Director

Peter Bourke                  300 Tice Blvd., Woodcliff Lake, NJ           Chief Operating Officer, Secretary,
                                                                           Treasurer, Senior Portfolio Manager and
                                                                           Director

         Christina Seix, John Talty and Michael McEachern own ten percent or more of the outstanding voting securities of Seix. Mr. McEachern's address is 300 Tice Blvd., Woodcliff Lake, NJ.

The Current Investment Sub-Advisory Agreement

         The current Investment Sub-Advisory Agreement was last submitted to a vote of the stockholders of the Fund at the Annual Meeting of the Stockholders of the Fund held on April 16, 2002. At that meeting the stockholders approved the current Investment Sub-Advisory Agreement, which provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Directors who are not interested persons cast in person at a meeting called for the purpose of voting on such approval. The current Investment Sub-Advisory Agreement may be terminated at any time by Pacholder or the Advisor, without the payment of any penalty, with 60 days' written notice by either party to the other. Any termination by the Adviser must be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote. The current Investment Sub-Advisory Agreement will terminate automatically in the event of an assignment. The current Investment Sub-Advisory Agreement also provides that Pacholder shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The current Investment Sub-Advisory Agreement provides, among other things, that Pacholder will bear all expenses of its employees and overhead incurred in connection with its duties under the Investment Sub-Advisory Agreement. It also provides that the Advisor shall pay to Pacholder a monthly fee for Pacholder's services which is equal to 0.35% per annum of the Portfolio's average weekly net assets on an annualized basis. The Advisor has paid and intends to continue to pay Pacholder's fee out of the fee that the Advisor will receive from the Fund. The Fund paid the Advisor $1,813,011 in investment advisory fees for the fiscal year ending November 30, 2002. Investment advisory fees paid by the Advisor to Pacholder during the last fiscal year of the fund amounted to $23,302.

The New Sub-Advisory Agreement

         Pursuant to the New Sub-Advisory Agreement, the Advisor will engage Seix to provide sub-investment advisory services for the Portfolio. Although Seix will make all decisions with respect to the Portfolio on behalf of the Advisor, the amount of the Fund's assets allocated to the Portfolio will be determined by the Advisor.

         The New Sub-Advisory Agreement is the same in all material respects as the current Investment Sub-Advisory Agreement except that the Advisor would pay Seix a monthly fee equal to 0.50% per annum of the Portfolio's average weekly net assets on an annualized basis. Thus, the key terms of the New Sub-Advisory Agreement are set out in detail above, under the heading "The Current Investment Sub-Advisory Agreement."

         A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. Seix will supervise and arrange the purchase and sale of assets for the Portfolio. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Sub-Advisory Agreement will be effective April 15, 2003, and will continue in effect until April 15, 2005. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Directors who are not interested persons.

Board Considerations Relating to the New Sub-Advisory Agreement

         On January 15, 2003, the Board of Directors considered the New Sub-Advisory Agreement. At the meeting, senior officers of the Advisor discussed the reasons for replacing Pacholder with Seix due to Pacholder's anticipated change of control. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's current Investment Sub-Advisory Agreement. The Board of Directors considered, among other things:

               o the effect of Pacholder's change of control on the Portfolio;
               o Seix and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;
               o    the terms of the New Sub-Advisory Agreement;
               o the scope and quality of the services that Seix will provide to the Portfolio; and
               o the investment performance of the Fund and of similar funds managed by other advisors over various periods.

         In particular, the Board considered Seix's outstanding performance record as a manger of high yield bond portfolios.

         After carefully considering the information described above, the Directors who are not interested persons unanimously voted to approve the New Sub-Advisory Agreement and to recommend that the Fund's stockholders vote to approve the New Sub-Advisory Agreement.

Required Vote

         Approval of the New Sub-Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the New Sub-Advisory Agreement is not approved, the Directors will consider alternatives in the interests of stockholders.

                    PROPOSAL 3: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending November 30, 2003 at a meeting scheduled to be held on March 11, 2003. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that at November 30, 2002 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Audit Fees

         The Fund will pay PwC $57,000 for its audit of the Fund's November 30, 2002 financial statements. During 2002, the total audit fees paid to PwC for all of the funds (consisting of the Fund, Hyperion Strategic Mortgage Income Fund, Inc., Hyperion 2005 Investment Grade Opportunity Term Trust, Inc and Hyperion 2002 Term Trust, Inc.), was $187,000.

Financial Information Systems Design and Implementation

         The Fund did not pay PwC for any other professional services relating to the Fund's financial information for the fiscal year ended November 30, 2002. Hyperion Capital Management, Inc. (the "Advisor") is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). The Advisor did not pay PwC for any other professional services relating to the Advisor's financial information systems for the fiscal year ended November 30, 2002.

All Other Fees

         The Fund paid PwC $8,135.00 for other non-audit professional services for the fiscal year ended November 30, 2002. The Advisor, Hyperion Partners or Hyperion Ventures did not pay PwC for any other professional services for the fiscal year ended November 30, 2002. The Fund's Audit Committee has determined that the provision of the services by PwC to the Advisor, Hyperion Partners or Hyperion Ventures is compatible with maintaining PwC's independence.

Required Vote

         Ratification of the selection of PwC as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

The Advisor

         The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 36th floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for overall management of the Fund's business affairs. As of December 31, 2002, the Advisor had $6.8 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the MBS and ABS markets.

         The Advisor is a subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM, L.L.C. ("LSR") owns 61.75% of HHI. LSR Hyperion Corp. is the managing member of LSR. Lewis S. Ranieri is the sole shareholder of LSR Hyperion Corp.

         Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Chairman of the Board of the Advisor and Chairman and Director of the Fund. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Clifford E. Lai, the President of the Fund, is the President and a Director of the Advisor. Mr. John Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John
H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Joseph Tropeano, Secretary of the Fund, are also employees of the Advisor.

         The Advisor provides advisory services to several other registered investment companies which invest in MBS. Its management includes several individuals with extensive experience in originating, evaluating and investing in MBS, RMBS and ABS, and in using hedging techniques. Lewis S. Ranieri was instrumental in the development of the secondary MBS market and the creation and development of secondary markets for conventional mortgage loans, COs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and U.S. Government guaranteed areas. Clifford E. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. John
H. Dolan, Director and Chief Investment Officer of the Advisor, will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan was recently appointed to Chief Investment Officer of the Advisor and has served as Chief Investment Strategist of the Advisor since 1998. Formerly, Mr. Dolan was Managing Director at Bankers Trust.

The Administrator

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.20% of its average weekly assets. For the twelve month period ended November 30, 2002, the Administrator earned $565,019 in Administration fees. In addition, the Administrator has entered into Administration Agreements with two other investment companies, with the following fee structure:

Name                                           Administration Fee
---------------------------------------------- ------------------------------------------------------------------------
The Hyperion Strategic Mortgage                a monthly fee paid at an annual rate of:
Income Fund, Inc.                              0.20% of its average weekly net assets

                                               a monthly fee paid at an annual rate of:
Hyperion 2005 Investment Grade                 0.17% of the first $100 million of its average weekly net assets
Opportunity Term Trust, Inc.                   0.145% of the next $150 million
                                               0.12% of any amounts above $250 million

Investment Companies Managed by the Advisor

         The Advisor provides advisory services to several other registered investment companies, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Chairman of the Advisor and of the Fund, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Clifford E. Lai, President of the Advisor and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                             Approximate Net Assets
Name of Fund                                  Investment Advisory Fees                       at November 30, 2002
-------------------------------------------------------------------------------------------------------------------------
The Hyperion Strategic Mortgage               0.65% of its average weekly net assets         $142,921,281
Income Fund, Inc.
Hyperion 2005 Investment Grade                0.65% of its average weekly net assets         $167,288,677
Opportunity Term Trust, Inc.

Pacholder

         As noted above, Pacholder's contract to provide sub-investment advisory services for the Fund will be terminated on February 15, 2003 due to Pacholder's anticipated change in control. Pacholder, a registered investment advisor, is an Ohio corporation, organized in December 1983, and currently manages approximately $1.1 billion in corporate high yield bonds and related securities and approximately $145 million of other securities. The business address of Pacholder and its officers and directors is 8044 Montgomery Road, Suite 840, Cincinnati, Ohio 45236.

Brokerage Commissions

         The Fund paid an aggregate of $16,209.90 in brokerage commissions, including futures commissions, on its securities purchases during its last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor.

         The Advisor and Pacholder have discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and the Pacholder and to select the markets in which such transactions are to be executed. The Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor and the Sub-Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor and Pacholder will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor and Pacholder are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor and Pacholder are also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor and Pacholder must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor or Pacholder exercise investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor and Pacholder in servicing all of the accounts for which investment discretion is exercised by the Advisor or Pacholder, and not all such services may be used by the Advisor or Pacholder in connection with the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2003.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing and assembling material in connection with this solicitation of proxies will be borne by the Fund. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc., or Georgeson Shareholder, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $6,000. The Fund's agreement with Georgeson Shareholder provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.





February 10, 2003

                                    EXHIBIT A

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

                  AGREEMENT, dated April __, 2003, between Hyperion Capital Management, Inc. (the "Adviser"), a Delaware corporation, and Seix Investment Advisors Inc. (the "Sub-Adviser"), a Delaware corporation.

                  WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") dated as of June 4, 2002 with The Hyperion Total Return Fund, Inc. (the "Fund"), a Maryland corporation; and

                  WHEREAS, the Adviser seeks to retain the Sub-Adviser in connection with the Adviser's duties and obligations under said Investment Advisory Agreement and the Sub-Adviser desires to provide such assistance.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.       In General

         The Sub-Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Adviser with respect to the investment of that portion of the Fund's assets constituting high yield, fixed income securities of U.S. corporations ("High Yield Securities") and to provide investment research and advice with respect to, supervise and arrange the purchase of High Yield Securities for and the sale of High Yield Securities held in the investment portfolio of the Fund (the High Yield Securities portion of the Fund's portfolio is referred to herein as the "Portfolio").

2. Duties and Obligations of the Sub-Adviser with Respect to Investments of Assets of the Fund

         (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Adviser, the Sub-Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio only and in connection therewith have complete discretion in purchasing and selling High Yield Securities for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio only as such program and portfolio pertain to High Yield Securities; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of High Yield Securities held in the Portfolio.

         (b) In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and of any rules or regulations in force thereunder; (iii) any other applicable provision of law; (iv) any policies and determinations of the Board of Directors of the Fund and of the Adviser; and (v) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time.

         (c) The Sub-Adviser will bear all costs and expenses of its members and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Sub-Adviser.

         (d) The Sub-Adviser shall give the Adviser the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (e) Nothing in this Agreement shall prevent the Sub-Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         (f) (i) The Adviser will have sole and absolute discretion to determine the amount or percentage of Fund assets to be invested in High Yield Securities. The Sub-Adviser shall invest that portion of the Fund's assets designated by the Adviser for High Yield Securities as soon as practicable or at such later time as the Adviser may direct after such funds are made available for investment. From time to time the Adviser may determine to increase or decrease the amount or percentage of Fund assets to be invested in High Yield Securities. If the Adviser determines to increase such amount or percentage, the Sub-Adviser shall invest such additional funds in High Yield Securities as soon as practicable, or at such later time as the Adviser may direct, after (i) notice of such increase is given to the Sub-Adviser and (ii) such additional funds are made available for investment. If, on the other hand, the Adviser determines to decrease such amount or percentage, the Sub-Adviser shall, as soon as practicable, or at such later time as the Adviser may direct, after notice of such decrease is given to the Sub-Adviser, liquidate that portion of the Portfolio required for the Portfolio to represent the desired amount or percentage of the Fund assets and cause such liquidated assets to be available to the Adviser.

         (ii) Hedging of positions in the Portfolio, if any, will be undertaken by the Adviser in consultation with the Sub-Adviser.

         (g) The Sub-Adviser shall provide the Adviser with monthly reports within 5 business days of the end of each month and quarterly reports within 7 business days of the end of each calendar quarter. Such reports shall include
(i) an itemized print-out of the Portfolio as of the last day of the period, including the current market value thereof (ii) a statement of the Sub-Adviser's advice concerning the Fund's investments in High Yield Securities in light of the objectives of the Fund and the then current market conditions, (iii) a print-out of the performance of the Portfolio relative to a mutually agreed upon High Yield Securities securities index, and (iv) such other information as the Adviser may from time to time reasonably request.

3.       Portfolio Transactions and Brokerage

         The Sub-Adviser is authorized, for the purchase and sale of the securities in the Portfolio, to employ such securities dealers as may, in the judgment of the Sub-Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of Portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Portfolio. In addition, the Sub-Adviser may give proper instructions to the Fund's custodian in connection with the purchase or sale of High Yield Securities. The Adviser, upon the Sub-Adviser's request, shall confirm such authority to the Custodian.

4.       Compensation of the Sub-Adviser

         (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a fee computed and payable monthly in an amount equal to ..50% per annum of the Portfolio's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

         (b) For purposes of this Agreement, the average weekly net assets of the Portfolio shall mean the average weekly value of the total assets of the Portfolio, minus the sum of (i) accrued liabilities (including accrued expenses) directly related to the Portfolio, (ii) that percent of both declared and unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares, that is equal to the percent of the Fund's assets that the Portfolio represents, and (iii) that percent of accrued liabilities related to the Fund in general that is equal to the percent of the Fund's assets that the Portfolio represents. The average weekly net assets of the Portfolio shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties and such determination shall be binding on the Sub-Adviser.

5.       Indemnity

         (a) Subject to and only to the extent of the indemnification provided to the Adviser by the Fund in the Advisory Agreement, the Adviser hereby agrees to indemnify the Sub-Adviser and each of the Sub-Adviser's directors, officers, employees and agents (including any individual who serves at the Sub-Adviser's request as director, officer, partner, trustee or the like of another corporation or other entity in connection with the Sub-Adviser's duties under this Agreement) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Adviser or the Fund or its stockholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination, in accordance with paragraph 5(c) below, that such settlement or compromise is in the best interests of the Fund and the Adviser and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and did not involve disabling conduct by such indemnitee, (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by the Adviser and (4) the indemnity provided herein shall only be effective if, and to the extent, the Adviser is indemnified by the Fund pursuant to the Advisory Agreement for the loss related to such indemnity.

         (b) To the extent made available to the Adviser pursuant to the Advisory Agreement, the Adviser shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Adviser receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Adviser, unless it is subsequently determined that it is entitled to such indemnification and if the Adviser and the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Adviser and the Fund shall be insured against losses arising by reason of any lawful advances, (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or (D) an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) the Advisor together with a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

         The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

6.       Duration and Termination

         (a) This Agreement shall become effective on the date first set forth above and shall continue until April __, 2004. This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

         (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser) and may be terminated by the Adviser at any time without penalty upon giving the Sub-Adviser sixty days' notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Adviser shall be effected if so directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940). The Sub-Adviser represents that it is a corporation and will notify the Adviser promptly after any change in control of such corporation, as defined in Section 2(a)(9) of the Act.

7.       Assignment

         This Agreement may not be assigned by either party hereto and will terminate upon assignment.

8.       Notices

         Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the date actually received.

9.       Governing Law

         This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                           HYPERION CAPITAL MANAGEMENT, INC.

                            By:
                                    ----------------------------


                           SEIX INVESTMENT ADVISORS INC.

                            By:
                                    ----------------------------

                                      PROXY

                      THE HYPERION TOTAL RETURN FUND, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS


         The undersigned hereby appoints Clifford E. Lai and JOSEPH TROPEANO each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Hyperion Total Return Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 15, 2003 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
COMMENTS:


--------------------------------------------------------------------------------


                                                                           14475

                        ANNUAL MEETING OF STOCKHOLDERS OF
                      THE HYPERION TOTAL RETURN FUND, INC.
                                 April 15, 2003

Please date, sign and mail your proxy
card in the envelope provided as soon
as possible.
                                   ---------------------------------------------
                                   | COMPANY NUMBER           |                |
                                   --------------------------- -----------------
                                   | ACCOUNT NUMBER           |                |
                                   ---------------------------------------------
                                   | NUMBER OF SHARES         |                |
                                   ---------------------------------------------

                Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. |X|
--------------------------------------------------------------------------------
1.       Election of Director Nominee (Class I)
--------------------------------------------------------------------------------

                                        NOMINEES
  |_|    FOR ALL NOMINEES           |_| Robert F. Birch
  |_|    WITHHOLD AUTHORITY FOR
         ALL NOMINEES
  |_|    FOR ALL EXCEPT
         (See instructions below)

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

                                                       For    Against    Abstain
2.      Approval of New Investment Sub-Advisory
        Agreement.                                     |_|      |_|        |_|

3.      Ratification or rejection of the selection
        of independent accountants (a vote "For"
        is a vote for ratification).                   |_|      |_|        |_|

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director in Proposal 1, FOR the approval of the New Investment Sub-Advisory Agreement in Proposal 2 and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund in Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. |_|

Please check if you plan on attending the meeting. |_|

Signature of Stockholder _____________________ Date:______________________
Signature of Stockholder _____________________ Date:______________________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.